UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2023

TRxADE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace, Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

(800) 261-0281

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	MEDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2023 (the “Effective Date”), Superlatus, Inc., a Delaware corporation and wholly owned subsidiary of TRxADE HEALTH, Inc. (“Superlatus”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Perfect Day, Inc., a Delaware corporation (“PD”) and The Urgent Company, Inc., a Delaware corporation (“TUC” and together with PD, collectively, “Sellers”). Unless otherwise defined herein, the capitalized terms used below are defined in the Asset Purchase Agreement.

Pursuant to the terms of the Asset Purchase Agreement, Sellers agree to sell, assign, and transfer to Superlatus all of the applicable Seller’s right, title, and interest in all of the assets listed on Schedule I of the Asset Purchase Agreement (the “Purchased Assets”), which includes trademarks associated with the Coolhaus, Brave Robot, Modern Kitchen and California Performance Co. consumer brands, for an aggregate purchase price of $1,250,000. Sellers will deliver the Intellectual Property Assignment (Exhibit A) at closing. Except for Assumed Liabilities, Superlatus is not assuming any liability of the Sellers.

The closing of the transactions contemplated by the Asset Purchase Agreement (“the “Closing”) shall take place within seven (7) days of the Effective Date. In addition, Superlatus and PD or the applicable subsidiaries or affiliates of PD shall endeavor to enter into a separate agreement by August 31, 2023 (the “Other Assets Agreement”), pursuant to which Superlatus will agree to purchase other assets for nominal consideration not to exceed $1,000.00 as mutually agreed by Superlatus and the applicable subsidiaries or affiliates of PD. Superlatus covenants to provide PD a limited, non-exclusive, sublicenseable, royalty free, transferable, fully paid up, irrevocable, right and license to use and exploit the Purchased Assets for any and all purposes related to Sellers’ winding up of the Purchased Assets for a period of the shorter of (1) twelve (12) months following Closing and (2) the closing of Other Assets Agreement. The Asset Purchase Agreement is terminable upon mutual consent of Superlatus and the Sellers, or by Sellers upon written notice to Superlatus if transaction is not consummated within seven (7) days of the Effective Date.

A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Asset Purchase Agreement is qualified in its entirety by reference to such exhibit and by reference to the description of the Merger in the Company’s Current Report on 8-K filed June 30, 2023.

Item 7.01. Regulation FD Disclosure.

On August 22, 2023, the Company issued a press release announcing its entry into the Asset Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company and its industry, beliefs and assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to the following: agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; one or more conditions to closing of the Asset Purchase Agreement not being satisfied within the expected timeframe or at all or that the closing of the Asset Purchase Agreement does not occur; the outcome of any current legal proceedings or future legal proceedings that may be instituted against the parties or others, including proceedings related to the Asset Purchase Agreement; the occurrence of any event, change or other circumstance or condition that could give rise to the termination or abandonment of the Asset Purchase Agreement; unanticipated difficulties or expenditures relating to the Asset Purchase Agreement; potential difficulties in employee retention as a result of the announcement and pendency of the Asset Purchase Agreement; and the areas detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement, dated August 21, 2023, by and among Superlatus Inc., Perfect Day, Inc., and The Urgent Company, Inc.
99.1	Press Release, Dated August 22, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

Dated: August 23, 2023